Exhibit 23.1

Consent of Independent Auditors

We consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statement (Form S-3ASR No. 333-193889) of Zynga Inc.,
(2)	Registration Statement (Form S-8 No. 333-229930) pertaining to the 2011 Equity Incentive Plan and 2011

Employee Stock Purchase Plan of Zynga Inc.,

(3)	Registration Statement (Form S-8 No. 333-223109) pertaining to the 2011 Equity Incentive Plan and 2011

Employee Stock Purchase Plan of Zynga Inc.,

(4)	Registration Statement (Form S-8 No. 333-217752) pertaining to the 2011 Equity Incentive Plan and 2011

Employee Stock Purchase Plan of Zynga Inc.,

(5)	Registration Statement (Form S-8 No. 333-211201) pertaining to the 2011 Equity Incentive Plan and 2011

Employee Stock Purchase Plan of Zynga Inc.,

(6)	Registration Statement (Form S-8 No. 333-206185) pertaining to the 2011 Equity Incentive Plan and 2011

Employee Stock Purchase Plan of Zynga Inc.,

(7)	Registration Statement (Form S-8 No. 333-199959) pertaining to the 2011 Equity Incentive Plan and 2011

Employee Stock Purchase Plan of Zynga Inc.,

(8)

Registration Statement (Form S-8 No. 333-193914) pertaining to the Zynga Inc. 2011 Equity Incentive Plan (as successor to the NaturalMotion Limited Option Plan and the NaturalMotion Limited Enterprise Management Incentive Scheme),

(9)	Registration Statement (Form S-8 No. 333-188282) pertaining to the 2011 Equity Incentive Plan and 2011

Employee Stock Purchase Plan of Zynga Inc.,

(10)	Registration Statement (Form S-8 No. 333-183406) pertaining to the 2011 Equity Incentive Plan and 2011

Employee Stock Purchase Plan of Zynga Inc., and

(11)	Registration Statement (Form S-8 No. 333-178529) pertaining to the 2007 Equity Incentive Plan, 2011 Equity Incentive Plan and 2011 Employee Stock Purchase Plan of Zynga Inc.

of our report dated August 21, 2020, with respect to the consolidated financial statements of Peak Oyun Yazılım ve Pazarlama Anonim Şirketi, appearing in this Current Report on Form 8-K/A of Zynga Inc.

/s/ Güney Bağımsız Denetim ve SMMM A.Ş.

Istanbul, Turkey

August 21, 2020